November 2, 2018

CENTAUR TOTAL RETURN Fund

A series of Centaur Mutual Funds Trust

Supplement to the Summary Prospectus, Statutory Prospectus and the Statement of Additional Information, each dated February 28, 2018

This supplement to the summary Prospectus, statutory Prospectus and Statement of Additional Information each dated February 28, 2018 for the Centaur Total Return Fund (the “Fund”), a series of the Centaur Mutual Funds Trust (the “Trust”), updates the information described below. For further information, please contact the Fund toll-free at 1-888-484-5766. You may also obtain additional copies of the Fund’s summary Prospectus, statutory Prospectus, and Statement of Additional Information, free of charge, by writing to the Fund c/o Ultimus Fund Solutions, LLC at P.O. Box 46707, Cincinnati, Ohio 45246-0707, by calling the Fund toll-free at the number above or by visiting the Fund’s website at www.centaurmutualfunds.com.

Interim Investment Advisory Agreement

This supplement is to notify shareholders, prospective investors, and other interested parties that at a meeting of the Trust held on November 1, 2018, the Board of Trustees of the Trust (the “Board”) approved an Interim Investment Advisory Agreement (the Interim Advisory Agreement) with DCM Advisors, LLC (“DCM”), an investment advisory firm registered with the U.S. Securities and Exchange Commission under the Investment Advisers Act of 1940. The Interim Advisory Agreement will replace the current investment advisory agreement (the “Current Advisory Agreement”) with Centaur Capital Partners LP, the current investment advisor to the Fund (the “Current Advisor”). The Current Advisor has notified the Board that it intends to resign, and the Board, after careful consideration, determined that it was in the best interest of the Fund and its shareholders to appoint DCM as the new investment advisor to the Fund. It is expected that the Interim Advisory Agreement will become effective on or about November 15, 2018. DCM intends to manage the Fund using the current investment objective and strategies.

The terms and conditions of the Interim Advisory Agreement are substantially identical to those of the Current Advisory Agreement. The Interim Advisory Agreement provides for the same advisory fee as that the Current Advisory Agreement, however, the Interim Advisory Agreement does differ from the Current Advisory Agreement in that it provides for the following terms required of such agreements by Rule 15a-4 under the Investment Company Act of 1940, as amended (the “Investment Company Act”):

(i) the term of the Interim Advisory Agreement expires at the earlier of 150 days from the effective date of the agreement or the date that a new investment advisory agreement is approved by shareholders of the Fund; and

(ii) the term of the Interim Advisory Agreement may be terminated by the Board on 10 days written notice to DCM.

Investors should anticipate receiving a proxy statement soliciting their approval of a new investment advisory agreement with DCM in the near future. If shareholders of the Fund do not approve a new investment advisory agreement within the 150-day period specified under Rule 15a-4 of the Investment Company Act, the Board will take such action as it deems necessary and in the best interests of the Fund and its shareholders.

November 2, 2018

Interim Expense Limitation Agreement

At the meeting on November 1, 2018, the Board also approved an Interim Expense Limitation Agreement with DCM. The terms and conditions of the Interim Expense Limitation Agreement are substantially identical to those of the current expense limitation agreement between the Fund and the Current Advisor, except that the Interim Expense Limitation will become effective when the Interim Advisory Agreement becomes effective and will expire at the expiration of the Interim Advisory Agreement.

Management of the Fund – Portfolio Management

In connection with the Interim Advisory Agreement, the new portfolio managers for the Fund are expected to be Dr. Vijay Chopra and Gregory Serbe.

Dr. Chopra is a Senior Portfolio Manager in the Global and International Equity Group at DCM Advisors, LLC. He received a degree in electrical engineering from the Indian Institute of Technology. He also received his MBA and PhD in Finance from Vanderbilt University. He has over 24 years’ experience in the investment advisory business.

Mr. Serbe is the Senior Portfolio Manager for DCM Advisor’s U.S. Municipal Bond Strategy. He received his BA from Yale University, his MBA from the University of Chicago Graduate School of Business and his License en Sciences Economiques Appliquees from Louvain University, Louvain, Belgium. He has over 45 years’ experience in the investment advisory business.

Upon the effective date of the Interim Advisory Agreement, all references to Centaur Capital Partners, LP and the current portfolio manager should be disregarded.

New Officers

Effective November 15, 2018, the following persons will become officers of the Fund and the Trust:

Dave Carson will be the President and Principal Executive Officer. Since 2013, Mr. Carson has been Vice President – Director of Client Strategies at Ultimus Fund Solutions, LLC, the administrator and transfer agent for the Fund.

Bryan Ashmus will be the Treasurer and Principal Financial Officer. Since December 2015, Mr. Ashmus has been Vice President – Director of Financial Administration at Ultimus Fund Solutions, LLC. From 2013 to December 2015, Mr. Ashmus was Vice President – Manager of Financial Administration at Huntington Asset Services, LLC

Simon Berry will be the Chief Compliance Officer. Since June 2016, Mr. Berry has been a Senior Attorney at Ultimus Fund Solutions, LLC. From 2009 to June 2016, he was a Staff Attorney Supervisor for the Kentucky Department of Financial Institutions. Mr. Berry also services as chief compliance officer for the Williamsburg Investment Trust.

Investors Should Retain this Supplement for Future Reference